Exhibit 31.1

CERTIFICATION

OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ryan Drexler, certify that:

1.	I have reviewed this Amendment No. 2 to Annual Report on Form 10-K/A of MusclePharm Corporation; and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 8, 2017	By:	/s/ Ryan Drexler
Ryan Drexler
Chief Executive Officer and President
(Principal Executive Officer)